                                                                  EXHIBIT 10.33

                                                    PHANTOM FORM - NO DIVIDENDS
                      NON-QUALIFIED STOCK OPTION AGREEMENT

                                  Pursuant to

                    RESOURCE BANCSHARES MORTGAGE GROUP, INC.
                        NON-QUALIFIED STOCK OPTION PLAN


         This Non-Qualified Stock Option Agreement is entered into as of the _____ day of _____________, 199___, between Resource Bancshares Mortgage Group, Inc., a Delaware corporation (the "Company"), and _______________________ (the "Optionee").

         1.      Definitions.

         Capitalized terms used in this Option Agreement but not defined herein are used herein as defined in the Plan. In addition, throughout this Option Agreement, the following terms shall have the meanings indicated:

                 (a) "Exercise Date" shall have the meaning indicated in paragraph 3 hereof.

                 (b) "Option Period" shall mean the period commencing on the date of this Option Agreement and ending at the close of the Company's business on _____________.

                 (c) "Plan" shall mean the Resource Bancshares Mortgage Group, Inc. Non-Qualified Stock Option Plan.

                 (d) "Securities Act" shall mean the Securities Act of 1933, as amended.

         2.      Award of Option.

         Effective upon the date hereof, and subject to the terms and conditions set forth herein and in the Plan, the Company has awarded to the Optionee the option to purchase from the Company, at an exercise price of $_________ per share, up to but not exceeding in the aggregate ____________ shares of Common Stock.

         3.      Exercise of Option.

                 (a) Except as provided below, on or after _____________ the Option shall be exercisable, in whole or in part, at any time and from time to time during the Option Period, but not thereafter. If not earlier terminated, the Option shall terminate and may not be exercised if the Optionee ceases to be employed by the Company except (i) if the Optionee's employment terminates for any reason other than conduct that in the judgment of the Board involves dishonesty or action by the Optionee that is detrimental to the best interest of the Company, then the Optionee may at any time within three months after termination of the Optionee's employment exercise the Option but only to the extent the Option was vested (as provided below) on the date of termination of employment; (ii) if the Optionee's employment terminates on account of total and permanent disability, then the Optionee may at any time within one year after termination of the Optionee's employment exercise the Option with respect to all shares to which it pertains; and (iii) if the Optionee dies while in the employ of the Company, or within the three month or one year period following termination of the Optionee's employment as described in clause (i) or (ii) above, then the Option may be exercised with respect to all shares to which it pertains at any time within one year following the Optionee's death by the person or persons to whom the Optionee's rights under the Option shall pass by will or by the laws of descent and distribution. Notwithstanding anything to the contrary in this subsection, the Option may not be exercised by anyone after the expiration of its term.

         The Option shall be deemed to be vested as follows:

                                             then the percentage of
                                             the Option that is
if the date is:                              vested is:

on or before the date
first written above,                                     %
                                              ----------
after the date first written
above but on or before
              ,                                         %
--------------                                ----------

after ___________ but
on or before
              ,                                         %
--------------                                ----------

after ___________ but
on or before
              ,                                         %
--------------                                ----------
after               ,                         100%
      --------------

                 (b) No less than 100 shares of Common Stock may be purchased upon any one exercise of the Option granted hereby unless the number of shares purchased at such time is the total number of shares in respect of which the Option is then exercisable.

                 (c) Upon exercise of the Option, the Option exercise price shall be payable in United States dollars, in cash (including by check) or (unless the Board otherwise prescribes) in shares of Common Stock owned by the Optionee for a period exceeding six months, or in a combination of cash and such Common Stock. If all or any portion of the Option exercise price is paid in Common Stock owned by the Optionee, then that stock shall be valued at its Fair Market Value as of the date the Option is exercised. The Option shall be deemed to be exercised on the date (the "Exercise Date") that the Company receives full payment of the exercise price for the number of shares for which the Option is being exercised.

                 (d) During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee and no person shall acquire any rights therein. The Option may be transferred by will or the laws of descent and distribution.

         4.      Compliance with the Securities Act; No Registration Rights.

         Anything in this Option Agreement to the contrary notwithstanding, if, at any time specified herein for the issuance of Option Shares, any law, regulation or requirement of any governmental authority having jurisdiction in the premises shall require the Company or the Optionee, in the judgment of the Company, to take any action in connection with the shares then to be issued, then the issue of such shares shall be deferred until such action shall have been taken. Nothing in this Option Agreement shall be construed to obligate the Company at any time to file or maintain the effectiveness of a registration statement under the Securities Act, or under the securities laws of any state or other jurisdiction, or to take or cause to be taken any action that may be necessary in order to provide an exemption from the registration requirements of the Securities Act under Rule 144 or any other exemption with respect to the Option Shares or otherwise for resale or other transfer by the Optionee (or by the executor or administrator of the Optionee's estate or a person who acquired the Option or any Option Shares or other rights by bequest or inheritance or by reason of the death of the Optionee) as a result of the exercise of the Option evidenced by this Option Agreement.

         5.      Resolution of Disputes.

         Any dispute or disagreement that arises under, or as a result of, or pursuant to, this Option Agreement shall be determined by the Board in its absolute and uncontrolled discretion, and any such determination or other determination by the Board under or pursuant to this Option

Agreement, and any interpretation by the Board of the terms of this Option Agreement, shall be conclusive as to all persons affected thereby.

         6.      Miscellaneous.

                 (a) Binding on Successors and Representatives. The parties understand that this Option Agreement shall be binding not only upon themselves, but also upon their heirs, executors, administrators, personal representatives, successors and assigns (including any transferee of a party hereto); and the parties agree, for themselves and their successors, assigns and representatives, to execute any instrument that may be necessary or desirable legally to effect such understanding.

                 (b) Entire Agreement; Relationship to Plan. The Optionee acknowledges that he or she has received a copy of the Plan. This Option Agreement, together with the Plan, constitutes the entire agreement of the parties with respect to the Option and supersedes any previous agreement, whether written or oral, with respect thereto. This Option Agreement has been entered into in compliance with the terms of the Plan; to the extent that any interpretive conflict may arise between the terms of this Option Agreement and the terms of the Plan, the terms of the Plan shall control.

                 (c) Amendment. Neither this Option Agreement nor any of the terms and conditions herein set forth may be altered or amended orally, and any such alteration or amendment shall be effective only when reduced to writing and signed by each of the parties or their respective successors or assigns.

                 (d) Construction of Terms. Any reference herein to the singular or plural shall be construed as plural or singular whenever the context requires.

                 (e) Notices. All notices and requests under this Option Agreement shall be in writing and shall be deemed to have been given when personally delivered or sent prepaid certified mail:

                          (i)     if to the Company, to the following address:

                                  Resource Bancshares Mortgage Group, Inc.
                                  7909 Parklane Road
                                  Columbia, South Carolina 29223
                                  Attention:  Chairman

         or to such other address as the Company shall designate by notice.



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


                          (ii) if to the Optionee, to the Optionee's address appearing in the Company's records, or to such other address as the Optionee shall designate by notice.

                 (f) Governing Law; Submission to Jurisdiction. This Option Agreement shall be governed by and construed in accordance with the laws of the State of South Carolina. The parties hereby consent to the exclusive jurisdiction and venue of the Court of Common Pleas in Richland County, South Carolina for purposes of adjudicating any issue arising hereunder.

                 (g) Severability. The invalidity or unenforceability of any particular provision of this Option Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.


         IN WITNESS WHEREOF, the parties hereto have executed this Option Agreement as of the day and year first above written.



                              RESOURCE BANCSHARES MORTGAGE GROUP, INC.


                              By:
                                  ------------------------------------
                                      Edward J. Sebastian
                                      Chief Executive Officer


                              OPTIONEE:


                                                                      (SEAL)
                              ----------------------------------------
                              Name:




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

                                                                  EXHIBIT 10.33


                    RESOURCE BANCSHARES MORTGAGE GROUP, INC.
                        NON-QUALIFIED STOCK OPTION PLAN

                                   ARTICLE I
                      PURPOSE; EFFECTIVE DATE; DEFINITIONS


         1.1        Purpose.  The Resource Bancshares Mortgage Group, Inc.
Non-Qualified Stock Option Plan (the "Plan") is intended to secure for Resource Bancshares Mortgage Group, Inc. (the "Company") and its shareholders the benefits of the incentive inherent in common stock ownership by the employees of the Company who are largely responsible for the Company's future growth and continued financial success and to afford such persons the opportunity to obtain or increase their proprietary interest in the Company on a favorable basis and thereby have an opportunity to share in its success.

         1.2 Effective Date. Subject to the approval of the Board, this Plan shall be effective on and after September 1, 1996.

         1.3 Definitions. Throughout this Plan, the following terms shall have the meanings indicated:

                    (a) "Agreement" shall mean a Non-Qualified Stock Option Agreement between the Company and an Employee evidencing an Option grant.

                    (b) "Board" shall mean the Board of Directors of the Company.

                    (c) "Code" shall mean the Internal Revenue Code of 1986, as amended, any successor revenue laws of the United States, and the rules and regulations promulgated thereunder.

                    (d) "Common Stock" shall mean the common stock, par value $.01 per share, of the Company.

                    (e) "Company" shall mean Resource Bancshares Mortgage Group, Inc., a Delaware corporation.

                    (f) "Employee" shall mean any person engaged or proposed to be engaged as an officer or employee of the Company.

                    (g) "Fair Market Value" shall mean, with respect to the Common Stock on any day, the closing sales price of a share of Common Stock for that day or, if the principal market for trading the Common Stock is not open or if no closing sales price of a share of

Common Stock is available on that day, the closing sales price of a share of Common Stock for the day immediately preceding that day for which a closing sales price is available. The market value of an Option granted under the Plan on any day shall be the market value of the underlying Common Stock, determined as aforesaid, less the exercise price of the Option.

                    (h) "Option" shall mean an option to purchase shares of Common Stock granted by the Board to an Employee pursuant to this Plan. Options pursuant to this Plan do not qualify as incentive stock options under Code
Section 422.

                    (i) "Option Shares" shall mean the shares of Common Stock purchased upon exercise of an Option.

                    (j) "Plan" shall mean this Resource Bancshares Mortgage Group, Inc. Non-Qualified Stock Option Plan, as the same may be amended from time to time.


                                   ARTICLE II
                                 ADMINISTRATION

         2.1 Board Administration. This Plan and the Options awarded hereunder shall be interpreted, construed and administered by the Board in its sole discretion. An Employee who has been granted an Option under the Plan may appeal to the Board in writing any decision or action of the Board with respect to the Plan that adversely affects the Employee. Upon review of such appeal and in any other case where the Board has acted with respect to the Plan, the interpretation and construction by the Board of any provisions of this Plan or of any Agreement shall be conclusive and binding on all parties.

         2.2 Powers. The Board shall have authority to grant Options pursuant to an Agreement providing for such terms (not inconsistent with the provisions of this Plan) as the Board may consider appropriate. Such terms shall include, without limitation, as applicable, the number of shares, the exercise price, the medium and time of payment, the term of each award and any vesting requirements and may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option. Notwithstanding any such conditions, the Board may, in its discretion, accelerate the time at which any Option may be exercised. In addition, the Board shall have complete discretionary authority to prescribe the form of Agreements; to adopt, amend and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Board shall not be construed as limiting any power or authority of the Board. All expenses of administering this Plan shall be borne by the Company.

         2.3 Good Faith Determinations. No member of the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Option granted hereunder.


                                  ARTICLE III
                      ELIGIBILITY; SHARES SUBJECT TO PLAN

         3.1 Eligibility. The Board shall from time to time determine and designate the Employees of the Company to be awarded Options under this Plan and the number of Options to be awarded to each such Employee. In making any such award, the Board may take into account the nature of services rendered by an Employee, commissions or other compensation earned by the Employee, the capacity of the Employee to contribute to the success of the Company and other factors that the Board may consider relevant.

         3.2        Shares Subject to this Plan.  Subject to the provisions of
Section 4.2 (relating to adjustment for changes in Common Stock), the maximum number of shares that may be issued under this Plan shall not exceed in the aggregate 400,000 shares of Common Stock. Such shares may be authorized and unissued shares or authorized and issued shares that have been reacquired by the Company. If any Options granted under this Plan shall for any reason terminate or expire or be surrendered without having been exercised in full, the shares not purchased under such Options shall be available again for grant hereunder.


                                   ARTICLE IV
                                    OPTIONS

         4.1 Grant; Terms and Conditions. The Board, in its discretion, may from time to time grant Options to any Employee eligible to be awarded Options under this Plan. Each Employee who is granted an Option shall enter into an Agreement with the Company in a form specified by the Board and containing such provisions as the Board, in its sole discretion, shall from time to time approve consistent with this Plan. The Agreements need not be identical, but each Agreement by appropriate language shall include the substance of all of the following terms and conditions:

                    (a) Number of Shares. Each Agreement shall state the number of shares to which it pertains.

                    (b) Option Exercise Price. Each Agreement shall state the Option exercise price. The date of the grant of an Option shall be the date specified by the Board in its grant of the Option. The price at which each share of Common Stock covered by an Option granted under the Plan may be purchased shall be the price determined by the Board, in its absolute discretion, to be suitable to attain the purposes of this Plan.

                    (c) Medium and Time of Payment. Upon the exercise of an Option, the Option exercise price shall be payable in United States dollars, in cash (including by check) or (unless the Board otherwise prescribes) in shares of Common Stock owned by the optionee for a period exceeding six months, or in a combination of cash and such Common Stock. If all or any portion of the Option exercise price is paid in Common Stock owned by the optionee, then that stock shall be valued at its Fair Market Value as of the date immediately prior to the date the Option is exercised. An Option shall be deemed to be exercised on the date that the Company receives full payment of the exercise price for the number of shares for which the Option is being exercised.

                    (d) Term and Exercise of Options. The term of each Option shall be determined by the Board; provided that the exercise of an Option shall in no event be more than ten years and one month from the date of grant. An Agreement may in the discretion of the Board contain provisions relating to vesting of Options. Not less than 100 shares may be purchased at any one time unless the number purchased is the total number at the time purchasable under the Option. During the lifetime of the optionee, the Option shall be exercisable only by him or her and shall not be assignable or transferable by him or her and no person shall acquire any rights therein. An Option may be transferred (unless the Board otherwise prescribes) by will or the laws of descent and distribution. Every Agreement shall provide that, unless earlier terminated, Options granted pursuant to this Plan shall be exercisable at any time on or after the date of exercise set forth in the Agreement. Notwithstanding the foregoing, an Option shall terminate and may not be exercised if the Employee to whom it is granted ceases to be employed by the Company, except that the Agreement may, in the discretion of the Board, provide: (1) that, if such Employee's employment terminates for any reason other than conduct that in the judgment of the Board involves dishonesty or action by the Employee that is detrimental to the best interest of the Company, then the Employee may at any time within three months after termination of his or her employment exercise his or her Option but only to the extent the Option was either exercisable by him or her or vested on the date of termination of employment; (2) that, if such Employee's employment terminates on account of total and permanent disability, then the Employee may at any time within one year after termination of his or her employment exercise his or her Option with respect to all shares to which it pertains; and (3) that, if such Employee dies while in the employ of the Company, or within the three month or one year period following termination of his or her employment as described in clause
(1) or (2) above, then his or her Option may be exercised with respect to all shares to which it pertains at any time within one year following his or her death by the person or persons to whom his or her rights under the Option shall pass by will or by the laws of descent and distribution. Notwithstanding anything to the contrary in this subsection, an Option may not be exercised by anyone after the expiration of its term.

         4.2 Recapitalization; Reorganization. Subject to any required action by the shareholders of the Company, the maximum number of shares of Common Stock that may be issued under this Plan pursuant to Section 3.2 above, the number of shares of Common Stock covered by each outstanding Option and the per share exercise price under each outstanding Option shall be adjusted, in each case, to the extent and in the manner the Board deems appropriate for any increase or decrease in the number of issued shares of Common Stock resulting from a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, subdivision or consolidation of shares or the payment of a stock dividend (but only on the Common Stock) or any other change in the corporate structure or shares of the Company.

                    Subject to any action that may be required on the part of the shareholders of the Company, if the Company is the surviving corporation in any merger, then each outstanding Option shall pertain to and apply to the securities or other consideration that a holder of the number of shares of Common Stock subject to the Option would have been entitled to receive in the merger. A dissolution, liquidation or consolidation of the Company or a merger in which the Company is not the surviving corporation, other than a merger effected for the purpose of changing the Company's domicile, shall cause each outstanding Option to terminate, provided that each holder shall, in such event, have the right immediately prior to such dissolution, liquidation, consolidation or merger to exercise his or her Option in whole or in part. Notwithstanding the foregoing, in no event shall any Option be exercisable after the date of termination of the exercise period of such Option. In the case of a merger effected for the purpose of changing the Company's domicile, each outstanding Option shall continue in effect in accordance with its terms and shall apply or relate to the same number of shares of common stock of such surviving corporation as the number of shares of Common Stock to which it applied or related immediately prior to such merger, adjusted for any increase or decrease in the number of outstanding shares of common stock of the surviving corporation effected without receipt of consideration.

                    In the event of a change in the Common Stock as presently constituted, which change is limited to a change of all of the authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of this Plan.

                    The foregoing adjustments shall be made by the Board, whose determination shall be final, binding and conclusive.

                    The Company may pay to each optionee amounts in respect of dividends (cash or property) that are paid from time to time on issued and outstanding Common Stock. The amount paid to each optionee with respect to each dividend shall be equivalent to the dividend the optionee would have received had the optionee been the owner of a number of shares of

Common Stock equal to the number of the optionee's unexercised Options on the dividend record date.

                    Except as expressly provided in this Section, the holder of an Option shall have no rights by reason of (i) any subdivision or consolidation of shares of any class, (ii) any stock dividend, (iii) any other increase or decrease in the number of shares of stock of any class, (iv) any dissolution, liquidation, consolidation, merger or spin-off, split-off or split-up of assets of the Company or stock of another corporation or (v) any issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class. Moreover, except as expressly provided in this subsection, the occurrence of one or more of such events shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or exercise price for shares of Common Stock subject to the Option.

                    The grant of an Option pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell or otherwise transfer all or any part of its business or assets.

         4.3 Rights as a Shareholder. Subject to Section 5.9 of this Plan regarding uncertificated shares, an optionee or a transferee of an Option shall have no rights as a shareholder with respect to any shares covered by his or her Option until the date of the issuance of a stock certificate to him or her for those shares upon payment of the exercise price. No adjustments or payments shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 4.2.

         4.4 Modification, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of this Plan, the Board may modify, extend or renew outstanding Options granted under this Plan or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised). No modification of an Option shall, without the consent of the optionee, alter or impair any rights or obligations under any Option theretofore granted under this Plan.

         4.5 Other Terms and Conditions. Through the Agreements authorized under this Plan, the Board may impose such other terms and conditions, not inconsistent with the terms hereof, on the grant or exercise of Options, as it deems advisable.


                                   ARTICLE V
                                 MISCELLANEOUS

         5.1 Withholding Taxes. An Employee granted Options under this Plan shall be conclusively deemed to have authorized the Company to withhold from the salary, commissions or other compensation of such Employee funds in amounts or property (including Common Stock) in value equal to any federal, state and local income, employment or other withholding taxes applicable to the income recognized by such Employee and attributable to the Options or Option Shares, when and to the extent, if any, required by law; provided, however, that, in lieu of the withholding of federal, state and local taxes as herein provided, the Company may require that the Employee (or other person exercising such Option) pay the Company an amount equal to the federal, state and local withholding taxes on such income at the time such withholding is required or such other time as shall be satisfactory to the Company; and provided further, that as an alternative to complying with withholding requirements as provided above in this sentence, an optionee may elect by written notice to the Company at the time of exercise of an Option to have the number of shares of Common Stock issued in connection with such exercise reduced by such number of shares such that the market value of the Option relating to the shares not being issued as a result of such reduction shall be equal to the required withholding (but in no event in excess of withholding resulting from using the maximum marginal federal and state tax rates in effect).

         5.2 Amendment, Suspension, Discontinuance or Termination of Plan. The Board may from time to time amend, suspend or discontinue this Plan or revise it in any respect whatsoever for the purpose of maintaining or improving the effectiveness of this Plan as an incentive device, for the purpose of conforming this Plan to applicable governmental regulations or to any change in applicable law or regulations or for any other purpose permitted by law; provided, however, that no such action by the Board shall adversely affect any Option theretofore granted under this Plan without the consent of the holder so affected.

         5.3 Governing Law. This Plan and all rights and obligations hereunder shall be construed in accordance with and governed by the laws of the State of South Carolina.

         5.4 Designation. This Plan may be referred to in other documents and instruments as the "Resource Bancshares Mortgage Group, Inc. Non-Qualified Stock Option Plan."

         5.5 Indemnification of Directors. In addition to such other rights of indemnification as they may have as directors, the members of the Board shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any investigation, action, suit or proceeding, or in connection with any appeal therefrom, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with this Plan or any Option and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in or dismissal or other discontinuance of any such investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such investigation, action, suit or proceeding that such Board member is liable for negligence or misconduct in the performance of his or her duties; provided that, within 60 days after institution of any such investigation, action, suit or proceeding, a Board member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

         5.6 Reservation of Shares. The Company shall at all times during the term of this Plan, and so long as any Option shall be outstanding, reserve and keep available (and will seek or obtain from any regulatory body having jurisdiction any requisite authority in order to issue) such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of this Plan. Inability of the Company to obtain from any regulatory body of appropriate jurisdiction authority considered by the Company to be necessary or desirable to the lawful issuance of any shares of its Common Stock hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such Common Stock as to which such requisite authority shall not have been obtained.

         5.7 Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to Options will be used for general corporate purposes.

         5.8 No Obligation to Exercise. The granting of an Option shall impose no obligation upon the holder to exercise or otherwise realize the value of that Option.

         5.9 Uncertificated Shares. Each Employee who exercises an Option to acquire Common Stock may, but need not, be issued a stock certificate in respect of the Common Stock so acquired. A "book entry" (i.e., a computerized or manual entry) shall be made in the records of the Company to evidence the issuance of shares of Common Stock to an Employee where no certificate is issued in the name of the Employee. Such Company records, absent manifest error, shall be binding on Employees. In all instances where the date of issuance of shares may be deemed significant but no certificate is issued in accordance with this Section 5.9, the date of the book entry shall be the relevant date for such purposes.

         5.10 Loans. For the purpose of assisting an optionee to exercise an Option, the Company may, in the discretion of the Board, make loans to the optionee or guarantee loans made by third parties to the optionee, in any case on such terms and conditions as the Board may authorize, provided such loans or guarantees are made on a full recourse basis.

         5.11 Other Actions. Nothing contained in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including, but not by way of limitation, the right of the Company to grant or assume options for proper corporate purposes other than under the Plan with respect to any employee or other person, firm, corporation or association.

         5.12 Approval of Stockholders. No Options awarded pursuant to this Plan shall be enforceable against the Company unless and until the Plan shall have been ratified by the stockholders of the Company in the manner and to the extent required as a result of the Common Stock being included in the NASDAQ National Market and the General Corporation Law of Delaware.